WEYERHAEUSER COMPANY INVESTOR MEETING | May 19, 2011 Exhibit 99.1

2 | 05/19/2011 Kathy McAuley Vice President, Investor Relations

3 | 05/19/2011
FORWARD LOOKING STATEMENT
This presentation contains statements concerning the Company’s future results and performance that are forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  These statements are based on various assumptions and may not be accurate because of risks and uncertainties surrounding the assumptions.  Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements.  There is no guarantee that any of the events anticipated by these forward-looking statements will occur.  If any of the events occur, there is no guarantee what effect they will have on Company operations or financial condition.  The Company will not update these forward-looking statements after the date of the presentation.
Some forward-looking statements discuss the Company’s plans, strategies and intentions. They use words such as “expects,” “may,” “will,” “believes,” “should,”
approximately,” “anticipates,” “estimates,” and “plans.” In addition, these words may use the positive or negative or a variation of those terms.
This presentation contains forward-looking statements regarding the Company’s expectations regarding second quarter 2011, including housing market conditions;
market challenges for our Timberlands, Wood Products and Real Estate segments; higher selling prices for western logs; higher harvest volumes in Timberlands, partially offset by higher fuel expenses and seasonally higher road and silviculture costs, with increasing global fee harvest volume and percentage of saw timber over time;
decreased sales realizations in lumber and OSB, improved operating rates and cost reductions in our Wood Products segment, partially offset by increased log costs;
higher price realizations, partially offset by increased scheduled maintenance costs in the Cellulose Fibers segment, with growing demand for fluff pulp over time; and a seasonal increase in home sale closings and lower margins and average sales prices in our single-family homebuilding operations.  Major risks, uncertainties and assumptions that affect the Company’s businesses and may cause actual results to differ from these forward-looking statements include, but are not limited to:
• general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, strength of the U.S. dollar;
• market demand for the Company’s products, which is related to the strength of the various business segments and economic conditions;
• performance of the Company’s manufacturing operations, including maintenance requirements;
• raw material prices;
• energy and transportation costs;
• successful execution of internal performance plans including restructurings and cost reduction initiatives;
• level of competition from domestic and foreign producers;
• the effect of the Japanese disaster on demand for company products;
• the effect of weather and the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters;
• federal tax policies;
• the effect of forestry, land use, environmental and other governmental regulations;
• legal proceedings;
• the effect of timing of retirements and changes in the market price of our common stock on charges for share-based compensation;
• changes in accounting principles;
• performance of pension fund investments and derivatives; and
• the other factors described under “Risk Factors” in the Company’s annual report on Form 10-K.
The Company also is a large exporter and is affected by changes in economic activity in Europe and Asia, particularly Japan and China.  It also is affected by changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Canadian dollar, Euro and Yen.  Restrictions on international trade or tariffs imposed on imports also may affect the Company.

AGENDA
DAN FULTON:
Introduction
TOM GIDEON: Timberlands
LARRY BURROWS: Wood Products
PETER ORSER:
Weyerhaeuser Real Estate
Company (WRECO)
SHAKER CHANDRASEKARAN: Cellulose Fibers
PATTY BEDIENT: Financial Update
DAN FULTON: Conclusion and Q&A
4 | 05/19/2011

5 | 05/19/2011 Dan Fulton President and Chief Executive Officer INTRODUCTION

6 | 05/19/2011
Valuable timberland holdings
Leader in adding and extracting value from timberlands
Businesses have the size and scale to compete,
and generate cash and returns
Positioned to benefit from the recovery in housing
• Timberlands, Wood Products, Homebuilding
Capturing global growth in log and cellulose fibers
markets
Committed to creating value for our shareholders
Conversion to REIT completed in 2010
WEYERHAEUSER OVERVIEW

7 | 05/19/2011
WEYERHAEUSER OVERVIEW
Weyerhaeuser Company
Timberlands (REIT)
Taxable REIT Subsidiary
Non-REIT Timber Business
Wood Products
Weyerhaeuser Real
Estate Company (WRECO)
Cellulose Fibers
Lumber, OSB,
Engineered Wood Products
Over 6 million acres of timberlands
Specialty Absorbent Pulp
Single Family Homebuilding
Land Development
Minerals and other
non-qualifying activities

8 | 05/19/2011
Challenging housing market expected to continue
in 2011
Pace of recovery is uncertain
Housing will return to long-term trend levels
Focused on operating profitably at today’s level
of activity
HOUSING MARKET OVERVIEW

9 | 05/19/2011 Tom Gideon TIMBERLANDS Executive Vice President, Timberlands

10 | 05/19/2011
COMPETITIVE ADVANTAGES
World class timberland holdings
Manage for optimum value
–
Innovative silviculture
–
Focus on sawlogs
Scale and infrastructure
Broad access to domestic and international markets
Strong, long-standing customer relationships
Well-positioned as market
conditions improve

11 | 05/19/2011
TIMBERLANDS STRATEGY
Grow and manage financially attractive,
sustainable forests
Apply market knowledge
and scale to create
additional value
Explore opportunities for
future growth
Increasing cash flow and asset value

12 | 05/19/2011
U.S. TIMBERLANDS IN MOST
PRODUCTIVE REGIONS
US West
US South
Nearly 2 million acres
west of the Cascade
Mountains, primarily
high value Douglas fir
Over 4 million acres
in 7 states across the
U.S. South, primarily
loblolly pine

13 | 05/19/2011
ASSET BASE IS OVER 90% PRODUCTIVE
TIMBERLANDS
Weyerhaeuser timberlands located in most
productive geographies
High quality sawtimber
Source of environmental and public benefits
Does not include 14.0 million acres of forestland under license in Canada
Timberlands
Acres (000)
% US West US South Uruguay China JV Total
Core
1,851 3,723 327 44 5,945 92.5%
Non-Core
104 381 - - 485 7.5%
TOTAL 1,955 4,104 327 44 6,430
100%

14 | 05/19/2011
SILVICULTURE OPTIMIZED THROUGH THE
ROTATION
Silviculture practices enable objective to grow
sawtimber as quickly as possible
Sustainability
Genetics
Stand
Management
Final Harvest
•
US West
•
US South
•
Uruguay
•
China
Financial
Optimization
Site Preparation,
Fertilizer, Thinning
and Pruning
Seedlings

15 | 05/19/2011
SUSTAINABILITY AND ENVIRONMENTAL
CAPABILITIES
Meet ecological and sustainability requirements
–
Enable higher yields throughout a rotation
–
Satisfy customer requirements
–
Improve sustainability performance through collaboration
with partners and investment in research
Leads to increased value

SUSTAINABLE FORESTRY INITIATIVE

Good for you.
Good for our forests.℠

Dow Jones Sustainability Indexes

16 | 05/19/2011
ALL LANDS INDEPENDENTLY CERTIFIED
Key stakeholder involvement
Based on sound science
–
Open, independent, peer reviewed
research
Program broad in scope
–
Lands managed for productivity
and ecosystem values
Recognized by the Dow Jones
Sustainability Index

17 | 05/19/2011
HARVEST MIX
Weyerhaeuser’s timber resource and tree-growing
strategy enables a high proportion of high value
grade logs – improving over time.
% GRADE LOGS
TIMBERLANDS NOW 2020-2030
South 60% 65% 70%
West 93% Steady
International 30% 40% 50%

18 | 05/19/2011
VALUE OF SAWTIMBER GRADE LOGS IS
HIGHER
Sawtimber logs consistently trade at a higher price
than chip-n-saw and pulpwood
10
20
30
40
50
60
2005 2006 2007 2008 2009 2010 2011 2012
Delivered Southern Average Prices
$/Green Ton Delivered
Quarterly
Source: Timber Mart-South,
Wood Biomass Market Report
Pulpwood
Sawtimber
Chip-N-Saw

19 | 05/19/2011 HARVEST VOLUME OUTLOOK IS POSITIVE More productivity per acre Weyerhaeuser Global Fee Harvest Volume 0 5 10 15 20 25 30 2010 2015 2020 2025 2030 INTERNATIONAL U.S.

20 | 05/19/2011
U.S. TREND LOG DEMAND EXCEEDS
DOMESTIC SUPPLY
U.S. lumber
demand starting
recovery from
cyclic low
Canadian lumber
imports will not
return to prior
peaks
Rising lumber /
log demand
should lead to
higher prices
0
10
20
30
40
50
60
70
1976 1985 1995 2005 2010 2015 2020
BBF
US Lumber Consumption by Source
Offshore Imports
Canadian Imports
US Production
Forecast*
Source: WWPA, AF&PA *Weyerhaeuser

800
700
600
500
400
300
200
2008
2009
Japan Export
China Export
Domestic

21 | 05/19/2011
ASIAN DEMAND PULLING ADDITIONAL
U.S. SUPPLIES
Japan is a premium market for logs
China imports of U.S. timber significantly higher,
helping offset weak domestic demand
Western Douglas Fir Log Prices
$/MBF
Quarterly
Source: Log Lines
0
1000
2000
3000
4000
5000
6000
7000
2009 2010
Korea
Japan
China
U.S. Off-Shore Softwood Log Exports
Cubic Meters
Annual
Source: U.S. Dept of Agriculture
270%
Increase

22 | 05/19/2011
UNIQUELY ADVANTAGED TO SERVE
ASIAN EXPORT MARKETS
Strategically located
timberlands
Well-developed
infrastructure and sales
relationships
19% of timberlands revenue
from export log sales
–
Japan is a premium market for
Weyerhaeuser logs
–
China represents an
increasingly large and
attractive opportunity
2010 Export Log
Revenue by Country
Japan
81%
China
13%
Korea
6%

23 | 05/19/2011
U.S. LOG PRICES HAVE BOTTOMED
2011 Q1 Western
prices up
significantly, helped
by export markets
Southern markets
more dependent
on U.S. housing,
delaying
improvement
250
350
450
550
650
750
2000 2002 2004 2006 2008 2010 2012
DF #2 Log Price
SYP Sawlog
Douglas Fir #2 Sawlog Price vs.
Southern Average Pine Sawlog Price
$/MBF
Quarterly
Source: Log Lines, Timber Mart-South

24 | 05/19/2011
U.S. OIL, NATURAL GAS, AGGREGATES
AND MINERALS
7.1 million net mineral acres
Oil and gas
–
$30-50 million annual business
–
Revenue interest in >1,000 producing wells
–
Haynesville Shale (LA)
• ~12,000 acres under lease in core
Aggregates and minerals
–
$10+ million annual business
• Economic downturn affected
2009-2010 revenues
• New operations adding to revenues

Catchlight Energy™

A Chevron | Weyerhaeuser Joint Venture

KiOR

25 | 05/19/2011 NEW OPPORTUNITIES Biomass – Catchlight Energy • KIOR agreement Wind Geothermal

26 | 05/19/2011
COMPETITIVE ADVANTAGES
World class timberland holdings
Manage for optimum value
–
Innovative silviculture
–
Focus on sawlogs
Scale and infrastructure
Broad access to domestic and international markets
Strong, long-standing customer relationships
Well-positioned as market
conditions improve

27 | 05/19/2011 Larry Burrows WOOD PRODUCTS Senior Vice President, Residential Wood Products

28 | 05/19/2011
2010 Wood Products Net Sales
$2.6 billion
13%
21%
17%
49%
Lumber
Engineered Wood Products
OSB / Plywood Panels
Other
WEYERHAEUSER WOOD PRODUCTS
•Primarily new residential
•Modest export
•Primarily new residential
•Modest repair & remodel
•Modest export
•New residential
•Repair & remodel
•Export
Leader in manufacture of wood products
•New residential

29 | 05/19/2011
Generate cash in 2011 in today’s market
Continued focus on cost reduction
–
SG&A down additional 20%
(2011 Q1 vs. 2010 Q1 )
–
Operating costs 10% lower
(2011 Q1 vs. 2010 Q1 )
Rationalize and optimize capacity
2011
2009 Q1 2011 Q1
Capacity Utilization Rate
Lumber 4,530 MMBF 58% 79%
OSB 3,015 MM3/8 38% 66%
TJI 380 MMLF* 16% 32%
Solid Section 39 MMCF** 16% 37%
* Includes 1 indefinitely curtailed facility
** Includes 3 indefinitely curtailed facilities
STRATEGIC IMPERATIVES: GENERATE
CASH AND IMPROVE MARGINS

30 | 05/19/2011
STRATEGIC IMPERATIVES: GENERATE
CASH AND IMPROVE MARGINS
Profitably grow revenue
–
Develop and diversify markets (domestic & international)
–
Improve pricing
–
Customer selection
–
Improve product mix

Grande Prairie
Drayton Valley
Princeton
Raymond
Longview
Santiam
Cottage Grove
SPF EXPORT
SPF
DOUG-FIR
GREEN
HEM-FIR
DOUG-FIR
KD
SO. PINE
WEST
SO. PINE
CENTRAL
SO. PINE
EAST
DOUG-FIR
GREEN
Idabel
Dierks
Zwolle
Dodson
Holden
McComb
Millport
Bruce
Philadelphia
Greenville
Plymouth
New Bern
LUMBER: MARKET DEMAND DRIVES
MILL AND LOG ALIGNMENT
31 | 05/19/2011

Hudson Bay Grayling Arcadia Sutton Elkin Edson EdgeGold Flooring Markets Web, Sheathing, Edge, and RBS Markets OSB: FOCUSED MARKET AND MILL ALIGNMENT 32 | 05/19/2011

33 | 05/19/2011
ENGINEERED: SUPERIOR BRAND
PERFORMANCE AND RECOGNITION
*Quality rated on scale of 1 to 7 with 7 being excellent
Source: 2011 Brand Use Study, Builder Magazine
5.96
5.58
5.55
TJI (WY) GP Boise
Brand Most Used by Builders Highest Quality*
21%
12%
10%
TJI (WY) GP Boise

34 | 05/19/2011 ILLUSTRATION OF WEYERHAEUSER WOOD PRODUCTS IN A HOME

35 | 05/19/2011 WEYERHAEUSER WOOD PRODUCTS USED IN FLOORS LUMBER Solid Sawn Joists OSB OSB Floor Panels Rim Board ENGINEERED LUMBER I-Joists Stair Treads Engineered Lumber Beams

36 | 05/19/2011
WEYERHAEUSER WOOD PRODUCTS USED
IN WALLS
LUMBER
Framer Series ® and Pro Series ™ Lumber
Studs
Treated Sill Plate
OSB
OSB Wall Sheathing
ENGINEERED LUMBER
Shear Brace
Engineered Headers
Engineered Wall Framing

37 | 05/19/2011
WEYERHAEUSER WOOD PRODUCTS USED
IN ROOFS
LUMBER
Framer Series ® and Pro Series ™ Lumber
Solid Sawn Lumber
OSB
Radiant Barrier Sheathing
OSB Roof Sheathing
ENGINEERED LUMBER
Engineered Beams
Truss Chords
TJI ® Joists
Timberstrand ® Roof Framing

38 | 05/19/2011
SIGNIFICANT LONG-TERM OPPORTUNITY
IN WOOD PRODUCTS
Improving demand
–
U.S. housing returns to trend
–
Increasing Asian consumption of North American lumber
Lower Canadian lumber imports, due to pine beetle
and increased exports to Asia
Earnings upside from additional available capacity
Well-positioned to leverage scale
and product mix

39 | 05/19/2011 Peter Orser WEYERHAEUSER REAL ESTATE COMPANY (WRECO) President, Weyerhaeuser Real Estate Company

QUADRANT HOMES
PardeeHomes
Where smart solutions live.
Maracay Homes
flex design
WINCHESTER HOMES
YOUR HOME YOUR WAY
CAMBERLEY
HOMES above & beyond
TRENDMAKER
HOMES & DEVELOPMENT
TEXAS Casual COTTAGES
BY TRENDMAKER

40 | 05/19/2011 OVERVIEW Top 20 builder of single-family homes Operate in select markets with positive long-term trends

41 | 05/19/2011 NEAR-TERM STRATEGIES Control the controllables Reposition product Rebalance land portfolio Focused on generating cash

4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2010 Full Year
2011 Q1
KB Home
NVR
Beazer
Meritage
MI Homes
DR Horton
Lennar
Pulte
Standard Pacific
Richmond American
Ryland
Hovnanian
Toll Brothers

42 | 05/19/2011 Sales Per Community Per Month Source: SEC filings TARGETED VALUE PROPOSITIONS SUSTAIN COMPETITIVENESS +14%

Single-Family Margins (1)
25%
20%
15%
10%
23.7%
21.7%
19.4%
17.5%
2009
2010
2010.1
2011.1

43 | 05/19/2011
CONTROLLING THE CONTROLLABLES:
COST OF PRODUCTION
Disciplined production
cost-control provides
margin support
–
Cost effective product
designs
–
National contract
leverage
–
Subcontractor selection
and supervision
–
Reduced cycle time
(1) Single-family margins equal revenue less cost of sales
and period costs (other than impairments and deposit write-offs)

44 | 05/19/2011
CONTROLLING THE CONTROLLABLES:
REDUCING EXPENSES
Took immediate steps
to substantially
reduce costs
Organization adjusting
to local market
conditions
Reduced marketing
expense through
increased usage
of digital media
$0
$50
$100
$150
$200
$250
$300
2008 2009 2010
SG&A

Willingness to Refer
100%
95%
90%
85%
80%
2009
2010
2010.1
2011.1

45 | 05/19/2011
CONTROLLING THE CONTROLLABLES:
INCREASED REFERRALS
Maintaining industry
leading customer-
satisfaction ratings
Leads to lower
marketing costs and
increased conversion
rates
Source: Woodland-O’Brien
Industry Average 86-90%

46 | 05/19/2011
RE-POSITIONING INITIATIVES
Launched new townhome product line directed at
mid-to-upper price segment in north San Diego County
Sustained absorption of 5 units per month at average
sales price of $550,000

PardeeHomes

Where smart solutions live.

HEALTH SMART.

ENERGY SMART.

EARTH SMART.

WATER SMART.

LIVING SMART.

47 | 05/19/2011
RE-POSITIONING INITIATIVES
“Living Smart” product line offering sustainable
features became the best selling new home series in
the Inland Empire
Named Green Building Advocate of the Year for 2010
by NAHB
Features that
either reduce
consumption
or actually
generate energy.
The extensive
use of sustainable
materials that
help conserve natural
resources.
Low VOC paint
and other features
that promote
healthy living.
Landscaping
and fixtures that
help conserve
water usage.

RE-POSITIONING INITIATIVES
Re-branded from “More House. Less Money”
to “Built Your Way”
Expanded market reach to first-time move-up segment
New orders increased 5% year-over-year in first quarter
and average sales price increased 7%

49 | 05/19/2011 RE-POSITIONING INITIATIVES Successfully introduced Texas Casual Cottage product line Opened second location in response to strong market interest

RE-POSITIONING INITIATIVES Re-designed townhome product line to seamlessly integrate affordable dwelling units with market rate homes Continued expansion of Camberley Homes brand

Maracay Homes

flex design®

Choices for the way you want to live.

Maracay Homes
flex design

51 | 05/19/2011 RE-POSITIONING INITIATIVES Re-designed product line to appeal more broadly to move-up market segment and reduce costs Improved point of sale experience

Residential Lots Acquired
2,500
2,000
1,500
1,000
500
2009
2010
2010.1
2011.1

52 | 05/19/2011 CONTROLLING THE CONTROLLABLES: DISCIPLINED LAND SPENDING Lot acquisition activity linked to market demand Focused on “how” we buy, as well as “what” we buy

Thousands
140
120
100
80
60
40
20
0
Pulte
DR Horton
Lennar
WRECO
KB Home
Toll Brothers
Beazer
Hovnanian
Standard Pacific
Ryland
Meritage
Richmond American
MI Homes
NVR

STRATEGICALLY RE-POSITION LAND PORTFOLIO Align land value proposition with sub-market opportunity Land Designated for Sale Lots Owned as of 12/31/10 or Closest Reporting Period 53 | 05/19/2011

54 | 05/19/2011 LONGER-TERM STRATEGIES Control the controllables Capitalize on opportunities in existing markets Realign land portfolio

55 | 05/19/2011 Shaker Chandrasekaran CELLULOSE FIBERS Senior Vice President, Cellulose Fibers

56 | 05/19/2011
Fluff market is tight
Despite additional capacity entering the market,
fluff demand expected to exceed supply in
next 3-4 years
Global inventories remain low
Favorable exchange rate
FAVORABLE MARKET CONDITIONS

57 | 05/19/2011 100% of 2010 Revenues from Fluff and Value Added Grades 14% 20% 48% 18% Absorbent Pulp (Fluff) Specialty Pulp Towel and Tissue Liquid Packaging Board FOCUSED ON VALUE ADDED GRADES

MM Tons
30
25
20
15
10
5
0
4
5
Dissolving
Wood Pulp*
Fluff
Other
Papergrade

58 | 05/19/2011
FOCUSED ON VALUE ADDED GRADES
Global Softwood and
Dissolving Wood Pulp Market
Global Market Share
–
~26% of Fluff
–
~10% of Towel and Tissue
*Dissolving Wood Pulp is from both Hardwood & Softwood
$$$
$
Towel and
Tissue
4
13

HOW OUR PRODUCTS ARE USED
Diapers and personal care products
Premium towel and tissue products
Textiles and nonwovens and industrial applications
Packaging for dairy, juice and premium beverage
containers

60 | 05/19/2011
GEOGRAPHICALLY DIVERSE BUT
STRATEGICALLY LOCATED
•
NBSK for Towel and Tissue
•
Pulp for Liquid
Packaging Board
•
NORPAC
•
Fluff Pulp for Absorbents
and Specialty Grades
COLUMBUS
LONGVIEW
Pulp Mills
Liquid Packaging Board
NORPAC Joint Venture
PORT WENTWORTH
NEW BERN
FLINT RIVER
GRANDE PRAIRIE

12%
10%
8%
6%
4%
2%
0%
Japan
Europe
N. America
L. America
Other Asia
Middle East/Africa
China

61 | 05/19/2011 EMERGING MARKETS LEADING GROWTH Global Market Fluff Projected Demand Growth Rates from 2010-2015* * Source: RISI

62 | 05/19/2011
Weyerhaeuser’s CF 2010 Revenues
POSITIONED TO GROW IN EMERGING
MARKETS
62% of revenue from
international markets
Export to over 60
countries
Strategically located
multilingual global
sales team
Strategic
relationships with key
global market leaders
EMEA
7%
Europe
14%
Japan
16%
Asia
(Non-Japan)
22%
North
America
38%
S. America
3%

63 | 05/19/2011
OPERATIONAL EXCELLENCE
World class reliability
– Maximize uptime
– Maximize quality
Continue to reduce fiber, chemical and energy
costs
Decrease the frequency of planned shutdowns
from 12 months to 18 months (target: 2013-14)
–
Results in “incremental”
capacity
– Reduces maintenance spending
Getting more from our existing assets –
building a “virtual mill”

64 | 05/19/2011
Leading innovation in cellulose fibers
–
Developed and launched dissolving wood pulp
extender, Pearl®
–
Introduced “next generation”
Modified Fiber for global
customers
–
Improving proprietary fibers for specialty applications
–
Delivering innovative liquid packaging board solutions
INNOVATING FOR HIGHER MARGINS

65 | 05/19/2011 BUILDING ON OUR STRENGTHS Continuing to focus on value added grades Nurturing strategic partnerships with key global customers Operational excellence Innovation

66 | 05/19/2011 Patty Bedient FINANCIAL UPDATE Executive Vice President, and Chief Financial Officer

67 | 05/19/2011
2011 Q2 EARNINGS UPDATE
Segment Comments
Timberlands
Improved selling prices for western logs and higher harvest
volumes, driven by strong export demand
Flat sales realizations in the South on slightly higher volumes
Higher fuel, road and silviculture expenses
Excluding the disposition of non-strategic timberlands, expect
2011 Q2 earnings to be slightly higher than 2011 Q1
Wood
Products
Decreased sales realizations in lumber and OSB
Higher log costs in the West
Anticipate slightly increased operating loss in 2011 Q2 vs.
2011 Q1
Expect positive cash flow from the segment in 2011 Q2

68 | 05/19/2011
2011 Q2 EARNINGS UPDATE
Segment Comments
Cellulose
Fibers
Higher selling prices and slightly higher sales volumes
Increase in the number of scheduled annual maintenance outages will result in higher maintenance costs and lower productivity
Expect 2011 Q2 earnings to be higher than 2011 Q1
Real Estate
Anticipate seasonal increase in single-family home closings
Average closing price declines slightly due to mix
Expect breakeven results from single-family homebuilding
operations in 2011 Q2

69 | 05/19/2011
DIVIDEND PAYOUT POLICY
Targeting a dividend payout ratio of 75% of
Funds Available for Distribution (FAD) over cycle
FAD defined as cash flow before debt repayment and
dividends
Will consider repurchasing shares
Current quarterly dividend of 15 cents per share,
or 60 cents per share on annualized basis
2011 dividend payout ratio will exceed 75% of FAD,
given current outlook
A sustainable dividend that
we expect to grow over time

70 | 05/19/2011
STRONG LIQUIDITY AND IMPROVING
CAPITAL STRUCTURE
Cash balance as of 3/31/2011: ~$1.5 billion
New 4-year credit facility expected by 6/30/2011
Exercised “make whole” on $518 million of 6.75%
March 2012 bonds to be redeemed 6/2/2011
Strong capital structure
supports sustainability of dividend
2011 2012 2013 2014 2015-2016
Revised Maturities 551 199 409 15 0
Ending Debt Balances $4,509 $4,310 $3,901 $3,886

71 | 05/19/2011 CAPITAL SPENDING Estimated 2011 capital spending: $250-270 million Capital investment in projects that: • Meet customer demand • Lower costs • Enhance earnings capabilities

72 | 05/19/2011 STRATEGIC GROWTH PRIORITIES Increase timberland holdings to grow cash flow and earnings Apply timberland management expertise Leverage scale, infrastructure and market access

73 | 05/19/2011 Dan Fulton President and Chief Executive Officer CONCLUSIONS / Q&A

74 | 05/19/2011
Leader in adding and extracting value from
timberlands
All businesses have the ability to generate cash
and returns
Committed to a sustainable dividend that
we expect to grow over time
Target growth in timberland holdings
Take advantage of future opportunities to create
value for shareholders
CONCLUDING COMMENTS

FORTUNE
WORLD'S MOST
ADMIRED
COMPANIES® 2011

Dow Jones
Sustainability Indexes
Member 2010/11

FTSE4Good

GLOBAL100

FOREST
FOOTPRINT
DISCLOSURE

sam
2011
bronze class

CR's
100 Best
2011

maplecroft™
Climate Innovation Indexes

ECPI

Corporate
Responsibility
Prime
rated by
oekom research

75 | 05/19/2011 THIRD PARTY VALIDATION

76 | 05/19/2011 BIOGRAPHIES

77 | 05/19/2011
DAN FULTON
Dan Fulton was elected chief executive officer and a member of the board of directors in April 2008. He remains as president of Weyerhaeuser Company, a position he assumed in January 2008. From May 2001 until March 2008 he was president and chief executive officer of Weyerhaeuser Real Estate Company, a wholly owned subsidiary of Weyerhaeuser Company. In January 2004 he was named to
Weyerhaeuser Company’s senior management team.
Fulton joined Weyerhaeuser’s investment evaluation department in 1976. He transferred to Weyerhaeuser Real Estate Company (WRECO) in 1978. In 1979 Dan
transferred to WRECO’s Weyerhaeuser Venture Company where he held a series of investment management roles. From 1987–1988 Dan served as the chief executive officer of Cornerstone Columbia Development Company. In 1988 he returned to
Weyerhaeuser Venture Company and its affiliate Weyerhaeuser Realty Investors. Dan served in various management and investment positions before becoming president and chief executive officer of Weyerhaeuser Realty Investors and Weyerhaeuser
Venture Company from 1998–2000.
Before joining Weyerhaeuser, he served as an officer in the U.S. Navy Supply Corps.
Fulton graduated with a bachelor of arts degree in economics from Miami University
(Ohio) in 1970. He received a master of business administration degree in finance from the University of Washington in 1976, and he completed the Stanford University
Executive Program in 2001.
Fulton currently serves on numerous national boards, including the Business
Roundtable (BRT), National Alliance of Forest Owners (NAFO), and Sustainable
Forestry Initiative (SFI). He also is a member of the Washington State Roundtable.
Fulton serves as chair of United Way of King County, and chair of the
Policy Advisory Board of the Joint Center of Housing at Harvard University.

78 | 05/19/2011
PATTY BEDIENT
Patty Bedient was named Executive Vice President and Chief Financial Officer in April
2007. She became senior vice president of Finance and Strategic Planning in
February 2006 and from February 2003 to 2006 she served as vice president of
Strategic Planning.
Prior to joining the company, Patty was with Arthur Andersen LLP for 27 years, where she served a number of clients in the forest products, manufacturing, distribution and educational service industries. She began her career with Arthur Andersen in
Portland, Oregon, becoming a partner in 1987. In 1993 she transferred to the Boise,
Idaho, office. From 1999-2002 she served as the managing partner for the Seattle office and as the partner in charge of the firm's forest products practice.
Bedient attended Oregon State University where she received a bachelor of science degree in Business Administration, with a concentration in accounting and finance.
Patty is a certified public accountant and is a member of the American Institute of
CPAs and the Washington Society of CPAs.
She currently serves on the board of directors of Alaska Air Group, the Oregon State
University Foundation board of trustees, the advisory board for the University of
Washington School of Business, and the San Francisco regional advisory board for FM
Global.
She has served on the boards of the World Forestry Center, the Forest History Society,
and the Forest Research Lab advisory committee, Oregon State University. She has also served as past president, City Club of Portland; past chair, board of regents, St.
Mary's Academy of Portland; past vice chair, Boise Chamber of Commerce; and past treasurer for both United Way of Ada County, Idaho, and Alliance for Education in
Seattle.

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TOM GIDEON
Tom Gideon was named executive vice president, Timberlands, in October 2010. He had been executive vice president, Forest Products, since July 2008. Gideon became senior vice president of Containerboard Packaging and Recycling in March 2007. From
2005 to 2007 he held the position of senior vice president, Timberlands.
Gideon joined Weyerhaeuser in 1978, working at NORPAC as an employee representative for the SW Washington region. He held several labor relations and human resources positions, becoming the human resources, and then sales manager, at the Elkin, N.C., Structurwood facility. He held several human resources jobs in Wood
Products before moving into Western Timberlands in 1996. In 1998 Gideon assumed the role of director of sales and marketing for Western Timberlands. From 2003 to
2005 he held the position of vice president for Western Timberlands where he was responsible for managing approximately 2.2 million acres of certified managed forests in Oregon and Washington.
Gideon graduated in 1974 with a bachelor of arts degree in business administration from the University of Washington. In 1978 he received an MBA in Labor Relations and a Juris Doctor, Law, also from the University of Washington.
He has served on several special assignments and projects, including the Labor
Principles team (1994-1995); the team leader for the Western Timberlands Design and
Implementation Team (1996); the Western Labor Council Chairman (1996 through
2004); Western Wood Products and Timberlands team leader for the Willamette integration; and as the team lead for the Support Alignment Human Resources effort.
He has been a recipient of the President's Award (1994).
Gideon is a member of the Washington State Bar Association and a former board member of the Oregon Forest Industry Council.

80 | 05/19/2011
LARRY BURROWS
Larry Burrows was appointed senior vice president, Residential Wood Products, in
October 2010. He had been president and CEO of Weyerhaeuser Real Estate Company
(WRECO) since March 2008. Previously he was president of Winchester Homes Inc.,
Weyerhaeuser’s homebuilding operation in the Washington, D.C. area.
Prior to joining Weyerhaeuser in 1989, Burrows was with Gladstone Associates from
1976–1980. From 1980–1982 he was a development manager for Mason Hirst;
1982–1986 he served as project manager and vice president, Oliver T. Carr & Co.; and
from 1986–1988 he was vice president and regional manager for Dickinson Heffner.
In 1989 he joined Winchester Homes Inc., where he served in several different capacities, including development manager, director of development, division vice president, construction services division vice president, and executive vice president, before becoming president of Winchester Homes in 2003.
Larry graduated from Rutgers University (1974) with a B.A. in Urban Studies, and received a master’s degree in Urban Planning from the University of Pennsylvania
(1976). He attended the Wharton Business School Advanced Management Program
(2000), the Weyerhaeuser Leadership Institute (2003) and the WRECO Leadership
Institute (2004).
Burrows served on the Board of HomeAid of Northern Virginia and chaired the Volume
Builders Council for the Maryland National Capital Building Industry Association. He
was a co-founder of the Regional Quality Council for the Maryland National Capital
and the Northern Virginia Building Industry Associations.

81 | 05/19/2011
PETER ORSER
Peter Orser was appointed president and CEO of Weyerhaeuser Real Estate Company
(WRECO) in October 2010. He oversees five real estate companies and the company’s builder financing operation. Previously he was president of Quadrant Corporation,
Weyerhaeuser’s homebuilding operation in the Puget Sound region of Washington.
Orser joined Quadrant Homes in 1987, assuming leadership in 2003. He has been involved in every major element of Quadrant’s diverse real estate businesses. Over the last 10 years, Peter has led a reengineering of the Home Building operation, bringing
Quadrant to prominence as Washington’s largest home builder.
Peter attended the University of Puget Sound where he earned a Bachelor of Science degree in natural science. He earned his master’s degree from the University of
Washington in urban planning.
He is currently a commissioner and past Chairman of the King County Housing
Authority, a board member and treasurer for the Cascade Land Conservancy, and a board member for the Seattle Chamber of Commerce. He served as President of the
King and Snohomish County Master Builders Association in 2004. He also served five years as the Mercer Island planning commissioner and was elected to a four-year term on the city council in 1994.

82 | 05/19/2011
SHAKER CHANDRASEKARAN
Shaker Chandrasekaran was appointed senior vice president, Cellulose Fibers business in December 2006. He assumed additional responsibilities for Liquid
Packaging Board and Newsprint businesses in June 2007, and in 2009, Westwood
Shipping and Weyerhaeuser Engineering Services were added to his portfolio.
Previous to these roles, Shaker served as the mill manager and vice president at
Weyerhaeuser’s
Kingsport, Tenn., paper mill and the Kamloops, B.C., cellulose fibers mill and more recently vice president Manufacturing, Cellulose Fibers.
A 39-year veteran of the pulp and paper industry, Chandrasekaran started his career in India, and then migrated to the U.S. in 1980. After graduate education, he joined
Container Corporation of America and then worked for Mead, and later Willamette
Industries, which was acquired by Weyerhaeuser in 2002.
Shaker received a bachelor of science in chemical engineering from the University of
Madras, India (1971), and a master of science in paper science and engineering from
Miami University, Oxford, Ohio (1982). He has also completed the Stanford University
Executive program and other executive management programs at the Wharton
Business School and the Darden School of Business at the University of Virginia.
Shaker currently serves on the board of trustees for Miami University Paper Science &
Engineering Foundation. He is also the Chairman of the Board of NORPAC, a joint venture between Weyerhaeuser Company and Nippon Paper Industries, Japan.
Effective January 2010, he was named Weyerhaeuser’s Corporate Safety Champion.